SERIES 2000-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

Quarterly Summary Distribution Details


Reporting Dates
---------------

Closing Date                                                    27-Mar-00
Determination Date                                              01-Jan-03
Notice Date                                                     10-Jan-03
Distribution Date                                               13-Jan-03
Start Accrual Period                                            15-Oct-02
End Accrual Period                                              13-Jan-03
No. Of Days in Accrual Period                                          90
Start Collection Period                                         01-Oct-02
End Collection Period                                           31-Dec-02
No. Of Days in Collection Period                                       92
Distribution Month                                              Yes

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
                             No. of          Initial Invested        Initial Invested
Securities on Issue       Certificates          Amount (US$)              Amount (A$)
-------------------       ------------       ----------------        ----------------

Class A-1 Notes               9,550            955,000,000.00         1,577,208,918

Class A-2 Notes               1,500                       -             150,000,000

Class B Notes                   150                       -              15,000,000

Redraw Bond - series 1          -                         -                    -

Redraw Bond - series 2          -                         -                    -


US$/A$ exchange rate
  at issue                   0.6055






                                           Bank         Interest        Interest
Interest Rate for Accrual Period        Bill Rate        Margin           Rate
--------------------------------        ---------       --------        --------

Class A-1 Notes (payable to
  Currency Swap Provider)               4.9100%         0.3819%         5.29191%
Class A-2 Notes                         4.9100%         0.3900%          5.3000%
Class B Notes                           4.9100%         0.7000%          5.6100%
Redraw Bond - series 1                  0.0000%            -             0.0000%
Redraw Bond - series 2                  0.0000%            -             0.0000%

BBSW Interest & Unpaid Interest
  Rate for Accrual Period               4.9100%
Facilities BBSW                         4.9100%

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

Distributions Payable On
Distribution Date                       Per Cert.               Aggregate
------------------------                ---------               ---------

Total Interest Amount:

Class A-1 Notes                         1,006.88               9,615,751.75
Class A-2 Notes                           610.60                 915,900.00
Class B Notes                           1,316.08                 197,412.00
Redraw Bond - series 1                       -                          -
Redraw Bond - series 2                       -                          -

Principal:

Class A-1 Notes                         6,164.41              58,870,111.48
Class A-2 Notes                         3,732.55               5,598,825.00
Class B Notes                             506.53                  75,979.50
Redraw Bond - series 1                       -                          -
Redraw Bond - series 2                       -                          -

Total:

Class A-1 Notes                         7,171.29              68,485,863.23
Class A-2 Notes                         4,343.15               6,514,725.00
Class B Notes                           1,822.61                 273,391.50
Redraw Bond - series 1                       -                          -
Redraw Bond - series 2                       -                          -
Total                                  13,337.05              75,273,979.73
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


                                    Last                  Current
                                Distribution            Distribution
Pool Factors                        Date                   Date
------------                    -----------             ------------

Class A-1 Notes                 0.46723460              0.42990910
Class A-2 Notes                 0.46723460              0.42990910
Class B Notes                   0.95141880              0.94635350
Redraw Bond - series 1                 -                       -
Redraw Bond - series 2                 -                       -

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



                                        Per Certificate         Aggregate
Quarterly Cashflow Working Sheet               $                    $
--------------------------------        ---------------         ---------

Finance Charge Collections                                      13,240,615.35
Finance Charge Collections - Repurchases                                  -
Finance Charge Damages                                                    -
Income due to Seller                                                      -
Other Income                                                       739,845.94
Preliminary Income Amount                                       13,980,461.29

Taxes                                                                  180.00
Trustee Fee                                                         50,120.77
Security Trustee Fee                                                      -
Manager Fee                                                         60,752.44
Servicing Fee                                                      506,270.37
Liquidity Commitment Fee                                            11,835.62
Redraw Commitment Fee                                                6,164.38
Support Facility Payments                                          944,980.67
Support Facility Receipts                                                 -
Expenses                                                            39,930.67
Previous Unpaid Facility Int Chg
  - Liquidity                                                             -
Liquidity Interest Charge + Previous
  Unpaid                                                                  -
Previous Unpaid Facility Int Chg
  - Redraw Facility                                                       -
Redraw Interest Charge + Previous Unpaid                                  -
Repayment of Liquidity Facility                                           -
Total Interest Amount  - Class A-1 Notes                          9,615,751.75
        - Class A-2 Notes                                           915,900.00
        - Class B Notes                                             197,412.00
        - Redraw Bonds - series 1                                          -
        - Redraw Bonds - series 2                                          -
Required Income Amount                                            12,349,298.67

Income Shortfall                                                            -
Liquidity Facility Draw                                                     -

Principal Chargeoff Unreimbursement                                         -

Principal Chargeoff                                                         -

Total Principal Chargeoff Reimbursement Due                                 -



Payment Allocation Cascade
--------------------------

Preliminary Income Amount                                         13,980,461.29
Liquidity Facility Draw                                                     -
Available Income Amount                                           13,980,461.29


                                                                                    Quarter to Date
                                        Due             Available               Allocation/Distribution
                                    ------------        ---------               ------------------------

Taxes                                     180.00        13,980,461.29                     180.00
Trustee Fee                            50,120.77        13,980,281.29                  50,120.77
Security Trustee Fee                         -          13,930,160.52                        -
Manager Fee                            60,752.44        13,930,160.52                  60,752.44
Servicing Fee                         506,270.37        13,869,408.08                 506,270.37
Liquidity Commitment Fee               11,835.62        13,363,137.71                  11,835.62
Redraw Commitment Fee                   6,164.38        13,351,302.09                   6,164.38
Support Facility Payments             944,980.67        13,345,137.71                 944,980.67
Support Facility Receipts                    -          12,400,157.04                        -
Expenses                               39,930.67        12,400,157.04                  39,930.67
Liquidity Interest Charge                    -          12,360,226.37                        -
Repayment of Liquidity Facility              -          12,360,226.37                        -
Interest Amount Payable - Redraw
  Facility                                   -          12,360,226.37                        -
        - Class A-1 Notes           9,615,751.75        12,360,226.37               9,615,751.75
        - Class A-2 Notes             915,900.00         2,744,474.62                 915,900.00
        - Redraw Bonds - series 1            -           1,828,574.62                        -
        - Redraw Bonds - series 2            -           1,828,574.62                        -
        - Class B Notes               197,412.00         1,828,574.62                 197,412.00
Total Principal Chargeoff
  Reimbursement                              -           1,631,162.62                        -
Excess Distribution                                                                 1,631,162.62




Unpaid Facility Int Chg  - Liquidity                                    -
                         - Redraw                                       -
Unpaid Security Interest Amount
   - Class A-1 Notes                                                    -
   - Class A-2 Notes                                                    -
   - Class B Notes                                                      -
   - Redraw Bonds - series 1                                            -
   - Redraw Bonds - series 2                                            -



Facilities Outstanding
----------------------

Liquidity Commitment Facility Limit                               48,000,000.00
Beginning Liquidity Commitment Facility                           48,000,000.00
Previous Liquidity Facility Draw                                            -
Repayment of Liquidity Facility                                             -
Liquidity Facility Draw                                                     -
Ending Liquidity Commitment Facility                              48,000,000.00

Redraw Commitment Facility Limit                                  50,000,000.00
Beginning Redraw Commitment Facility                              50,000,000.00
Previous Redraw Facility Draw                                               -
Previous Redraw Facility Draw - Chargeoffs                                  -
Repayment of Redraw Facility                                                -
Repayment of Unreimbursed Chargeoffs                                        -
Redraw Facility Draw - Unreimbursed Chargeoffs                              -
Redraw Facility Available to Draw                                 50,000,000.00
Redraw Facility Draw                                                        -
Ending Redraw  Commitment Facility                                50,000,000.00
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

Interest and Principal Distribution  Worksheet
----------------------------------------------

                                        Per Certificate         Aggregate
Interest Amount                                 $                   $
---------------                         ---------------         ---------

Class A-1 Notes
Unpaid Security Interest Amount
  (after last Distribution Date)                                         -
Interest on  Unpaid Security
  Interest Amount                                 -                      -
Security  Interest Amount                    1,006.88           9,615,751.75
Total Interest Amount                                           9,615,751.75

Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on  Unpaid Security
  Interest Amount                                                        -
Security  Interest Amount                                       9,615,751.75
Interest Amount Payable                      1,006.88           9,615,751.75
Unpaid Security Interest Amount                                          -

Class A-2 Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on  Unpaid Security
  Interest Amount                                 -                      -
Security  Interest Amount                      610.60             915,900.00
Total Interest Amount                                             915,900.00

Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on Unpaid Security
  Interest Amount                                                        -
Security  Interest Amount                                         915,900.00
Interest Amount Payable                        610.60             915,900.00
Unpaid Security Interest Amount                                          -

Class B Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on  Unpaid Security
  Interest Amount                                  -                     -
Security  Interest Amount                     1,316.08            197,412.00
Total Interest Amount                                             197,412.00

Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on  Unpaid Security
  Interest Amount                                                        -
Security  Interest Amount                                         197,412.00
Interest Amount Payable                       1,316.08            197,412.00
Unpaid Security Interest Amount                                          -

Redraw Bonds - Series 1
Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on  Unpaid Security
  Interest Amount                                  -                     -
Security  Interest Amount                          -                     -
Total Interest Amount                                                    -

Unpaid Security Interest Amount
  (after last Distribution Date)                                         -
Interest on  Unpaid Security
  Interest Amount                                                        -
Security  Interest Amount                                                -
Interest Amount Payable                            -                     -
Unpaid Security Interest Amount                                          -

Redraw Bonds - Series 2
Unpaid Security Interest Amount
  (after last Distribution Date)                                         -
Interest on  Unpaid Security
  Interest Amount                                  -                     -
Security  Interest Amount                          -                     -
Total Interest Amount                                                    -

Unpaid Security Interest Amount
 (after last Distribution Date)                                          -
Interest on  Unpaid Security
  Interest Amount                                                        -
Security  Interest Amount                                                -
Interest Amount Payable                            -                     -
Unpaid Security Interest Amount                                          -


Principal Amount
----------------

Principal Collections                                          76,167,149.68
Principal Collections - Repurchases                                      -
  less Repayment Of Redraw Facility                                      -
  less Total Customer Redraw                                  (11,622,234.00)
  plus Redraw Facility Draw                                              -
  plus Redraw Bonds Issue this month                                     -
  Aggregate Principal Damages from
    Seller & Servicer                                                    -
  Principal Chargeoff Reimbursement
        - Class B Notes                                                  -
        - Class A-1 Notes                                                -
        - Class A-2 Notes                                                -
        - Redraw Bonds - Series 1                                        -
        - Redraw Bonds - Series 2                                        -
        - Redraw Facility                                                -
  Principal rounding b/f                                                0.37

  Scheduled Principal Amount              4,607,614.92
  Unscheduled Principal Amount
     Partial less redraws                39,592,500.62
  Unscheduled Principal Amount
    - Partial Prepayment                 51,214,734.62
  Unscheduled Principal Amount
    - Full Prepayment                    20,344,800.14
  Unscheduled Principal Amount
    - less redraws + C/O Reim            59,937,300.76

Total Available Principal Amount
    for Redraw Bonds                                            64,544,916.05

Principal Distribution - Redraw Bonds
   - Series 1                                      -                      -
Principal Distribution - Redraw Bonds
   - Series 2                                      -                      -

Principal rounding b/f                                                   0.37
Total Unscheduled Principal Amount                              59,937,300.76
Total Scheduled Principal Amount                                 4,607,614.92
Total Available Principal Amount for Notes                      64,544,916.05


Principal Allocation
--------------------

Class A Percentage via Stepdown                                          100%
Class A Available Principal Payment
        Class A-1 Principal Payment            6,164.41         58,870,111.48
        Class A-2 Principal Payment            3,732.55          5,598,825.00
Class B Principal Payment                        506.53             75,979.50

Principal rounding c/f                                                   0.07

Outstanding Principal - beginning period                       821,283,049.68
less Principal Repayment                                       (76,167,149.68)
plus Total Customer Redraw                                      11,622,234.00
less Principal Losses                                                     -
Outstanding Principal - Closing period                         756,738,134.00


Principal Losses
----------------

Principal Losses                                                          -
  Principal Draw Amount -
    Pool Mortgage Insurance Policy                                        -
  Principal Draw Amount -
     Individual Mortgage Insurance Policy                                 -
Net Principal Losses                                                      -
Principal Chargeoff - Class B Notes                                       -
        - Class A-1 Notes                                                 -
        - Class A-2 Notes                                                 -
        - Redraw Bonds Series 1                                           -
        - Redraw Bonds Series 2                                           -
        - Redraw Facility                                                 -

Class A-1 Notes
Beginning Unreimbursed Principal
  Chargeoffs                                                              -
Principal Chargeoff                                                       -
Principal Chargeoff Reimbursement                                         -
Ending Unreimbursed Principal Chargeoffs                                  -

Class A-2 Notes
Beginning Unreimbursed Principal
  Chargeoffs                                                              -
Principal Chargeoff                                                       -
Principal Chargeoff Reimbursement                                         -
Ending Unreimbursed Principal
  Chargeoffs                                                              -

Class B Notes
Beginning Unreimbursed Principal
  Chargeoffs                                                              -
Principal Chargeoff                                                       -
Principal Chargeoff Reimbursement                                         -
Ending Unreimbursed Principal
  Chargeoffs                                                              -

Redraw Bonds - Series 1
Beginning Unreimbursed Principal
  Chargeoffs                                                              -
Principal Chargeoff                                                       -
Principal Chargeoff Reimbursement                                         -
Ending Unreimbursed Principal
  Chargeoffs                                                              -

Redraw Bonds - Series 2
Beginning Unreimbursed Principal
  Chargeoffs                                                              -
Principal Chargeoff                                                       -
Principal Chargeoff Reimbursement                                         -
Ending Unreimbursed Principal
  Chargeoffs                                                              -

Redraw Facility
Beginning Unreimbursed Principal
  Chargeoffs                                                              -
Principal Chargeoff                                                       -
Principal Chargeoff Reimbursement                                         -
Ending Unreimbursed Principal
  Chargeoffs                                                              -


Investors Balance Outstanding  Worksheet
----------------------------------------

                                        Aggregate               Aggregate
                                           US$                      A$
                                        ---------               ---------
Class A-1 Notes
Initial Invested Amount                 955,000,000.00          1,577,208,918.25
  previous Principal Distribution       508,790,957.00            840,282,340.21
  Principal Distribution for
    current period                       35,645,852.50             58,870,111.48
Total Principal Distribution to date    544,436,809.50            899,152,451.69
Beginning Invested Amount               446,209,043.00            736,926,578.04
Ending Invested Amount                  410,563,190.50            678,056,466.56
Unreimbursed Principal Chargeoffs                  -                         -
Beginning Stated Amount                 446,209,043.00            736,926,578.04
Ending Stated Amount                    410,563,190.50            678,056,466.56

Class A-2 Notes
Initial Invested Amount                                           150,000,000.00
  previous Principal Distribution                                  79,914,810.00
  Principal Distribution for
    current period                                                  5,598,825.00
Total Principal Distribution to date                               85,513,635.00
Beginning Invested Amount                                          70,085,190.00
Ending Invested Amount                                             64,486,365.00
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                           115,784,610.00
Ending Stated Amount                                               64,486,365.00

Class B Notes
Initial Invested Amount                                            15,000,000.00
  previous Principal Distribution                                     728,718.00
  Principal Distribution for
    current period                                                     75,979.50
Total Principal Distribution to date                                  804,697.50
Beginning Invested Amount                                          14,271,282.00
Ending Invested Amount                                             14,195,302.50
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                            14,271,282.00
Ending Stated Amount                                               14,195,302.50

Redraw Bonds - Series 1
Previous Initial Invested Amount                                             -
Initial Invested Amount                                                      -
  Principal Distribution (after
    last Distribution Date)                                                  -
  Principal Distribution for
    current period                                                           -
Total Principal Distribution to date                                         -
Beginning Invested Amount                                                    -
Ending Invested Amount                                                       -
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                                      -
Ending Stated Amount                                                         -

Redraw Bonds - Series 2
Previous Initial Invested Amount                                             -
Initial Invested Amount                                                      -
  Principal Distribution (after
    last Distribution Date)                                                  -
  Principal Distribution for
    current period                                                           -
Total Principal Distribution to date                                         -
Beginning Invested Amount                                                    -
Ending Invested Amount                                                       -
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                                      -
Ending Stated Amount                                                         -


                                                                    Exhibit 99.4

                        Required Collateral information

                         Series 2000-1G Medallion Trust


 Series 2000-1G Medallion Trust Data as at opening of business on the preceding determination date of January 1, 2003



Outstanding Mortgage Balance (AUD)
                                           Amount                WAC
                                           ------                ---

- Variable Rate Housing Loans           $571,886,905            6.36%

- Fixed 1 Year                          $122,620,093            6.79%

- Fixed 2 Year                           $45,308,720            6.76%

- Fixed 3 Year                           $11,040,918            6.93%

- Fixed 4 Year                            $6,446,878            6.81%

- Fixed 5 Year                            $1,307,997            6.91%


  Total Pool                            $758,611,511            6.47%




                                                            AUD amount of
Delinquency Information         No of Loans     %of Pool        Loans           % of Pool



        31-60 days                  31           0.35%      $3,349,772.12        0.25%

        61-90 days                   9           0.10%      $1,018,730.18        0.08%

        90+ days                    15           0.17%      $1,410,832.08        0.11%


Mortgagee In Possession

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